                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 27, 2004


                          DANIELSON HOLDING CORPORATION
                                 ---------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                     1-6732                  95-6021257
        -----------                 ----------              ---------------
      (STATE OR OTHER        (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      JURISDICTION OF                                     IDENTIFICATION NO.)
     INCORPORATION OR
       ORGANIZATION)

                             2 NORTH RIVERSIDE PLAZA
                                    SUITE 600
                             CHICAGO, ILLINOIS 60606

                          -----------------------------

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (312) 466-4030

                                ----------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

             -------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER MATERIAL EVENTS AND REGULATION FD DISCLOSURES.

      On April 27, 2004, Danielson Holding Corporation (the "Company") issued a press release announcing that Jeffrey R. Horowitz has been named as the Company's interim President and Chief Executive Officer, succeeding Samuel Zell as the Company's President and Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference thereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements - Not Applicable.

(b)   Pro Forma Financial Information - Not Applicable.

(c)   Exhibits

      Exhibit No.   Exhibit
      -----------   -------
      99.1          Press Release issued by Danielson Holding Corporation dated
                    April 27, 2004, announcing that Jeffrey R. Horowitz has been named as the interim President and the Chief Executive
                    Officer of Danielson Holding Corporation.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 27, 2004

DANIELSON HOLDING CORPORATION
(Registrant)



By:    /s/ Philip G. Tinkler
       -----------------------
Name:  Philip G. Tinkler,
Title: Chief Financial Officer

                          DANIELSON HOLDING CORPORATION

                                  EXHIBIT INDEX

      Exhibit No.   Exhibit
      -----------   -------
      99.1          Press Release issued by Danielson Holding Corporation dated
                    April 27, 2004, announcing that Jeffrey R. Horowitz has been named as the interim President and the Chief Executive
                    Officer of Danielson Holding Corporation.